TRADE ACCOUNTS AND NOTES RECEIVABLE, NET (Tables)	12 Months Ended
Dec. 31, 2023
TRADE ACCOUNTS AND NOTES RECEIVABLE, NET
Schedule of trade accounts and notes receivable

	December 31,
	2023	2022
Trade accounts receivable	17,186	12,965
Notes receivable	896	617
Less: allowance for doubtful accounts	(224)	(161)
Total	17,858	13,421
Less current portion	(17,858)	(13,421)
Total long-term portion	—	—